Pursuant to 17 CFR 240.24b-2, confidential information (indicated by [***]) has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Exhibit 10.5

AMENDMENT NUMBER 4

Amendment Date: December 1st, 2006

MICROSOFT OEM EMBEDDED OPERATING SYSTEMS LICENSE AGREEMENT FOR REFERENCE PLATFORM DEVICES

Between MICROSOFT LICENSING, GP, A general partnership organized under the laws of: State of Nevada, USA

And PALM, INC, A Corporation of Delaware

Agreement Effective Date: February 1, 2005

MS Agreement Number 5140570011

Effective as of the Amendment Date indicated above, the below signed parties agree that the indicated portions of the above referenced Agreement (hereinafter the “Agreement”) are hereby amended by this instrument (hereinafter the “Amendment”), as follows:

1. The Expiration Date of the Agreement is hereby amended to read “November 30th, 2008”.

2. The Monthly Payment Schedule of the Agreement is hereby amended and replaced with the attached Monthly Payment Schedule.

3. The attached Minimum Commitment Schedule is hereby added to the Agreement.

4. As of the Amendment Date, the parties are changing the royalty reporting and payment approach. The parties are moving from the Variable Price model to the Minimum Commitment model. The parties agree that this Amendment does not alter any prior obligations that arose between the parties prior to the Amendment Date. Amounts owed prior to the Amendment Date will be controlled by Section 3 then in effect. Amounts owed after the Amendment Date will be controlled by Section 3 in this Amendment.

Pursuant to Section 3(a)(iv) of the Agreement prior to this Amendment Date, the parties agree that the following reconciles this change:

Reconciliation of Year 1 for the period of December 2005 to November 2006 (12-month period):

Forecast: [***] units

Actual units shipped: [***]

Total Year 1 Monthly payments: $[***]

    (Dec 05 – 11/06)

Actual Shipments reported: ($[***])

    (Dec 05 – 11/06)

Since COMPANY’s Actual Shipments exceeded Forecast, no adjustment to royalties paid will be made. COMPANY may not recoup royalties paid in the First Period toward any Minimum Commitment Payments in the Second Period or Third Period.

5. Section 3 of the Agreement is hereby deleted and replaced with the following:

“3. REPORTS AND PAYMENTS.

(a) (i) Within fifteen (15) days after the end of each calendar month, and fifteen (15) days after the termination, cancellation or expiration date of this License Agreement for the final full or partial month, COMPANY shall provide a report in accordance with the then current Sales-Out and Royalty Reporting Guidelines located on the Embedded Systems Website; and

(ii) COMPANY shall take all steps necessary to ensure that COMPANY’s collection and provision of information as required by the Sales-Out and Royalty Reporting Guidelines is in compliance with all applicable national data protection laws. Notwithstanding the foregoing, in no event shall COMPANY be deemed in breach of this Agreement if COMPANY is unable to comply with certain requirements of the Sales-Out and Royalty Reporting Guidelines because such requirements conflict with any such data protection laws.

(b) (i) COMPANY shall pay: (A) the minimum commitment amounts set forth in the Minimum Commitment Schedule, if any, of this License Agreement on the due dates set forth in the Minimum Commitment Schedule; and (B) the amount by which cumulative royalties exceed such minimum commitment amounts. COMPANY shall make payments within [***] after the end of the calendar month in which such amounts first become due. If COMPANY fails to pay any royalty or other payment due hereunder by the applicable due date then, to the extent permitted by applicable law, MS may, at its option and without prejudice to any other right or remedy available to it, assess a recurring late charge on such past due amount at an annual rate equal to [***]. Such recurring late charge shall accrue monthly (before and after any judgment) from the due date to the date of actual payment (both dates inclusive). Notwithstanding any other provision of this Section 3(b)(i), such recurring late charge shall be payable on demand;

(ii) The amount by which cumulative royalty payments exceed the cumulative minimum commitment amounts then payable under this License Agreement shall be calculated by MS when minimum commitment payments are invoiced and any excess royalty payment shall be referred to as “Excess Royalties”. Excess Royalties paid during the two (2) Periods of this License Agreement after the Amendment Effective Date shall be applied by MS during those two (2) Periods to reduce minimum commitment payments due under the applicable Minimum Commitment Schedule;

CONFIDENTIAL

Amendment # 4 dated December 1, 2006 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated January 1, 2005

Document Tracking Number: 5140570059-2

(iii) The Excess Royalties shall not be applied to (A) reduce minimum commitment payments due under another agreement or (B) any payment due to the AR;

(iv) To the extent that cumulative minimum commitment payments exceed cumulative royalty obligations due under this License Agreement as of the date when a minimum commitment payment is due, such excess shall be referred to as a “Shortfall Balance”. A Shortfall Balance shall only be used to offset royalty obligations due under this License Agreement (A) during the two (2) Periods of this License Agreement after the Amendment Effective Date, and (B) to the extent, and for the amount, that such royalty obligations exceed the minimum commitment payment then due under this License Agreement; and

(v) The Shortfall Balance shall not be applied to (A) royalty obligations due under any other License Agreement; or (B) any payment due to the AR.

(c) COMPANY agrees to pay MS the royalty rate set forth in the Product and Royalty Schedule(s) for each unit of Licensed Product licensed, distributed or put in use by COMPANY. No royalty shall accrue to MS for Licensed Product shipped to replace units defective in media or reproduction, provided that COMPANY distributes such replacement copies directly to end users (without use of the Channel or other intermediaries) at no charge, except for COMPANY’s reasonable cost of materials and shipping and handling costs. If COMPANY ships a replacement Device for a Device that is returned to COMPANY under COMPANY’s customary return policies, COMPANY shall not be required to pay a royalty for such replacement Device. If such returned Device is to be sold as a new Device, the returned Device shall be subject to Sections 2(e)-(g). If COMPANY refunds to an end user or the Channel all or substantially all of the purchase price of a Device that is returned to COMPANY under COMPANY’s customary return policies, COMPANY may claim a credit against royalty payments owed to MS under the Agreement in the amount of the royalty previously paid or payable to MS for the Licensed Product distributed on such returned Device. If COMPANY subsequently redistributes such returned Device for which a replacement unit was shipped or for which a credit was given by MS, COMPANY shall pay MS the royalty for the Licensed Product installed on such redistributed Device. Without limiting the foregoing, if COMPANY subsequently redistributes a returned Device for which no credit was given by MS, then no additional royalty shall accrue to MS for Licensed Product installed on such redistributed Device.

(d) MS may in good faith require ARs to refuse or limit orders placed by COMPANY which are in quantities greater than COMPANY will be able to (i) distribute, such that after six (6) months of COMPANY’s first commercial shipment of a Licensed Product, COMPANY has ordered more than four (4) times the number of COA’s for such Licensed Product shipped by COMPANY in the month prior, unless such increase was forecasted by COMPANY to MS in advance, or (ii) make timely payment for in compliance with this License Agreement, such that COMPANY is more than ninety (90) days late in the payment of any undisputed royalties owed under this Agreement. MS shall provide immediate notice to COMPANY in such event.

(e) Royalties are separate from, and in addition to, any charges by the AR. Royalties also exclude any taxes, duties, fees, excises or tariffs imposed on any of COMPANY’s activities in connection with this License Agreement. Such charges, taxes, duties, fees, excises or tariffs, if any, shall be paid by COMPANY.

(f) If COMPANY distributes any Licensed Product in violation of this License Agreement, then MS, without limiting its remedies, may demand and COMPANY agrees to pay MS an additional royalty equal to [***] of the royalty for the Licensed Product(s) distributed in violation. COMPANY shall pay such additional royalty within thirty (30) days of receipt of MS’ invoice. Any such additional royalty shall be in lieu of, and not in addition to, any interest charge as set forth in Section 3(b) above (i.e. COMPANY shall not be required to pay both an interest charge under Section 3(b) and an additional royalty under this Section 3(f)).

(g) If COMPANY is required by any non-U.S.A. tax authority to withhold income taxes on payments to MS, then COMPANY may deduct such taxes from the amount owed MS and shall pay them to the appropriate tax authority, provided that within sixty (60) days of such payment, COMPANY delivers to MS an official receipt for any such taxes withheld or other documents necessary to enable MS to claim a U.S.A. Foreign Tax Credit. If COMPANY is located in a jurisdiction that utilizes the Value Added Tax or sales tax numbers (“VAT Number”) for tax identification purpose, COMPANY’s VAT Number shall be provided in the Addresses Schedule.

(h) If COMPANY conducts business in the U.S.A. and qualifies for a state resale tax exempt certificate, then COMPANY shall provide MS with a copy of its U.S.A. state resale tax exempt certificate, if applicable, with this License Agreement when it is returned for signature by MS.

(i) Upon request by MS, COMPANY shall provide MS with COMPANY’s current publicly available audited financial statements.

(j) COMPANY shall manage all COAs and other APM in the following manner:

(i) COMPANY shall maintain accurate and complete distribution records of COAs and other APM distributed by or for COMPANY;

(ii) For COAs damaged irreparably during the ordinary course of COMPANY’s business, COMPANY shall:

(A) maintain a log in the format specified by MS of each damaged (or destroyed) COA that includes the date damaged (or destroyed), Licensed Product name, COA number, and cause of damage (or destruction);

(B) if the COA is physically attached to the APM, destroy the remainder of the APM unit not including the COA itself (i.e., manual, disks, CD); and

(C) return each damaged COA to the AR from which such COA was purchased.

(iii) On a monthly basis, COMPANY will account for and reconcile all COAs in inventory, both on an individual basis for COMPANY and each COMPANY Subsidiary and Third Party Installer, if applicable, and on a consolidated basis. The reconciliation

CONFIDENTIAL

Amendment # 4 dated December 1, 2006 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated January 1, 2005

Document Tracking Number: 5140570059-2

will account for beginning and ending COA inventory, COA acquisitions from ARs, COA distribution with Devices, customer returns, and COAs affixed to Devices or other APM that cannot be distributed for any reason. COMPANY will make this reconciliation available to MS upon request. COMPANY shall pay MS the royalty applicable to the Licensed Product for (A) the difference between the number of COAs acquired from ARs and the number of Devices distributed by COMPANY with COAs properly affixed or included, less (B) the number of COAs that can be shown to the reasonable satisfaction of MS to be in COMPANY’s possession or properly returned to the AR; and

(iv) If for any reason COMPANY encounters a situation requiring the return of COAs, COMPANY shall manage such return in accordance with the then current Licensing and Operations Resource Guide located on the Embedded Systems Website.”

6. Section 14 of the Agreement is hereby deleted and replaced with the following:

“14. TERM.

The duration of this License Agreement shall run from the Effective Date until the Expiration Date.”

7. The Third Party Installer Schedule is hereby amended to include the following Section (b)(9):

“(9) Third Party Installer may reinstall the original Image or install an Update on a Device that has been returned to COMPANY by end user for repair. Third Party Installer can redistribute such Device to COMPANY’s end user on behalf of COMPANY. No royalty shall accrue to MS for Licensed Product for such repaired Devices.

8. As of the effective date of this Amendment, the Product and Royalty Schedule for Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC of the Agreement is hereby deleted and replaced with the attached Product and Royalty Schedule for Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC.

9. As of the effective date of this Amendment, the Product and Royalty Schedule for Mobility Applications is hereby deleted and replaced with the attached Product and Royalty Schedule for Mobility Applications.

All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. The terms of this Amendment shall supersede any inconsistent terms contained in the Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment in duplicate as of the date first written above. All signed copies of this Amendment shall be deemed originals. This Amendment is executed only in the English language.

MICROSOFT LICENSING, GP	PALM, INC.
A general partnership organized under the laws of: State of Nevada, USA	A Corporation organized under the laws of Delaware, USA

/s/ [***]	/s/ [***]
By (Signature)	By (Signature)

[***]	[***]
Name (Printed)	Name (Printed)

Sr. Program Manager	President and CEO
Title	Title

March 9, 2007	February 28, 2007
Date	Date

CONFIDENTIAL

Amendment # 4 dated December 1, 2006 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated January 1, 2005

Document Tracking Number: 5140570059-2

MONTHLY PAYMENT SCHEDULE

First Period of this License Agreement

Date	Payment Amount (US$)		Cumulative Amount of Payments for Period (US$)
45 days from the Effective Date of this License Agreement (payment due upon signing)	$	[***]	$	[***]
End of calendar month in which the Licensed Product is first licensed or distributed for revenue or equivalent consideration Occurs (“First Payment Date”) 12/1/2005	$	[***]	$	[***]
1 month after the First Payment Date	$	[***]	$	[***]
2 months after the First Payment Date	$	[***]	$	[***]
3 months after the First Payment Date	$	[***]	$	[***]
4 months after the First Payment Date	$	[***]	$	[***]
5 months after the First Payment Date	$	[***]	$	[***]
6 months after the First Payment Date	$	[***]	$	[***]
7 months after the First Payment Date	$	[***]	$	[***]
8 months after the First Payment Date	$	[***]	$	[***]
9 months after the First Payment Date	$	[***]	$	[***]
10 months after the First Payment Date	$	[***]	$	[***]
11 months after the First Payment Date	$	[***]	$	[***]
Total First Period Monthly Payments of this License Agreement	$	[***]	$	[***]

CONFIDENTIAL

Amendment # 4 dated December 1, 2006 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated January 1, 2005

Document Tracking Number: 5140570059-2

MINIMUM COMMITMENT SCHEDULE

Second Period of this License Agreement

	Payment Amount (US$)		Cumulative Amount of Payments for Period (US$)
December 31st , 2006 (“Second Period Date”)	$	[***]	$	[***]
1 month after the Second Period Date	$	[***]	$	[***]
2 months after the Second Period Date	$	[***]	$	[***]
3 months after the Second Period Date	$	[***]	$	[***]
4 months after the Second Period Date	$	[***]	$	[***]
5 months after the Second Period Date	$	[***]	$	[***]
6 months after the Second Period Date	$	[***]	$	[***]
7 months after the Second Period Date	$	[***]	$	[***]
8 months after the Second Period Date	$	[***]	$	[***]
9 months after the Second Period Date	$	[***]	$	[***]
10 months after the Second Period Date	$	[***]	$	[***]
11 months after the Second Period Date	$	[***]	$	[***]
	$	[***]	$	[***]
Total Second Period Minimum Commitments of the License Agreement	$	[***]	$	[***]

Third Period of this License Agreement

	Payment Amount (US$)		Cumulative Amount of Payments for Period (US$)
December 31st , 2007 (“Third Period Date”)	$	[***]	$	[***]
1 month after the Third Period Date	$	[***]	$	[***]
2 months after the Third Period Date	$	[***]	$	[***]
3 months after the Third Period Date	$	[***]	$	[***]
4 months after the Third Period Date	$	[***]	$	[***]
5 months after the Third Period Date	$	[***]	$	[***]
6 months after the Third Period Date	$	[***]	$	[***]
7 months after the Third Period Date	$	[***]	$	[***]
8 months after the Third Period Date	$	[***]	$	[***]
9 months after the Third Period Date	$	[***]	$	[***]
10 months after the Third Period Date	$	[***]	$	[***]
11 months after the Third Period Date	$	[***]	$	[***]
Total Third Period Minimum Commitment of the License Agreement	$	[***]	$	[***]

CONFIDENTIAL

Amendment # 4 dated December 1, 2006 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated January 1, 2005

Document Tracking Number: 5140570059-2

PRODUCT AND ROYALTY SCHEDULE

MICROSOFT® WINDOWS MOBILE® VERSION 5.0 SOFTWARE FOR POCKET PC

PRODUCT TABLE

Product Name and Version	Licensable Part Number	Applicable Additional Provisions	Royalty **
Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Premium Edition (Western Languages)	E03-01294	(2134), (2135), (2137), (2138), (2140), (2151), (2153), (2187), (2348)

Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Standard Edition (Western Languages)	E03-01295	(2134), (2135), (2137), (2138), (2140), (2151), (2153), (2187), (2348)

Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Premium Edition (Western Languages) with Microsoft Outlook® 2002	E03-01296	(2134), (2135), (2137), (2138), (2140), (2151), (2153), (2187), (2348), (2349)

Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Standard Edition (Western Languages) with Microsoft Outlook® 2002	E03-01297	(2134), (2135), (2137), (2138), (2140), (2151), (2153), (2187), (2348), (2349)

Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Premium Edition (Western Languages), UPGRADE	E03-01298	(2134), (2135), (2137), (2138), (2140), (2151), (2153), (2187), (2348), (2351)

Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Standard Edition (Western Languages), UPGRADE	E03-01299	(2134), (2135), (2137), (2138), (2140), (2151), (2153), (2187), (2348)

Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Premium Edition (Western Languages) with Microsoft Outlook® 2002, UPGRADE	E03-01300	(2134), (2135), (2137), (2138), (2140), (2151), (2153), (2187), (2348), (2349), (2351)

Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Standard Edition (Western Languages) with Microsoft Outlook® 2002, UPGRADE	E03-01301	(2134), (2135), (2137), (2138), (2140), (2151), (2153), (2187), (2348), (2349), (2351)

Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Premium Edition (Far East Languages)	E03-01302	(2134), (2135), (2137), (2138), (2139), (2140), (2151), (2153), (2187), (2348)

Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Standard Edition (Far East Languages)	E03-01303	(2134), (2135), (2137), (2138), (2139), (2140), (2151), (2153), (2187), (2348)

Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Premium Edition (Far East Languages) with Microsoft Outlook® 2002	E03-01304	(2134), (2135), (2137), (2138), (2139), (2140), (2151), (2153), (2187), (2348), (2349)

Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Standard Edition (Far East Languages) with Microsoft Outlook® 2002	E03-01305	(2134), (2135), (2137), (2138), (2139), (2140), (2151), (2153), (2187), (2348), (2349)

CONFIDENTIAL

Amendment # 4 dated December 1, 2006 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated January 1, 2005

Document Tracking Number: 5140570059-2

Product Name and Version	Licensable Part Number	Applicable Additional Provisions	Royalty **
Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Premium Edition (Far East Languages), UPGRADE	E03-01306	(2134), (2135), (2137), (2138), (2139), (2140), (2151), (2153), (2187), (2348), (2351)

Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Standard Edition (Far East Languages), UPGRADE	E03-01307	(2134), (2135), (2137), (2138), (2139), (2140), (2151), (2153), (2187), (2348)

Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Premium Edition (Far East Languages) with Microsoft Outlook® 2002, UPGRADE	E03-01308	(2134), (2135), (2137), (2138), (2139), (2140), (2151), (2153), (2187), (2348), (2349), (2351)

Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Standard Edition (Far East Languages) with Microsoft Outlook® 2002, UPGRADE	E03-01309	(2134), (2135), (2137), (2138), (2139), (2140), (2151), (2153), (2187), (2348), (2349), (2351)

Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Phone Edition (GSM/GPRS) (Western Languages)	R53-00703	(2134), (2135), (2137), (2138), (2140), (2151), (2153), (2187), (2348)	US$[***]

Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Phone Edition (CDMA/1xRTT) (Western Languages)	R53-00704	(2134), (2135), (2137), (2138), (2140), (2151), (2153), (2187), (2348), (2350)	US$[***]

Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Phone Edition (GSM/GPRS) (Western Languages) with Microsoft Outlook® 2002	R53-00705	(2134), (2135), (2137), (2138), (2140), (2151), (2153), (2187), (2348), (2349), (2350)	US$[***]

Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Phone Edition (CDMA/1xRTT) (Western Languages) with Microsoft Outlook® 2002	R53-00706	(2134), (2135), (2137), (2138), (2140), (2151), (2153), (2187), (2348), (2349), (2350)	US$[***]

Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Phone Edition (GSM/GPRS) (Western Languages), UPGRADE	R53-00707	(2134), (2135), (2137), (2138), (2140), (2151), (2153), (2187), (2348), (2350), (2351)

Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Phone Edition (CDMA/1xRTT) (Western Languages), UPGRADE	R53-00708	(2134), (2135), (2137), (2138), (2140), (2151), (2153), (2187), (2348), (2350), (2351)

Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Phone Edition (GSM/GPRS) (Western Languages) with Microsoft Outlook® 2002, UPGRADE	R53-00709	(2134), (2135), (2137), (2138), (2140), (2151), (2153), (2187), (2348), (2349), (2350), (2351)

Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Phone Edition (CDMA/1xRTT) (Western Languages) with Microsoft Outlook® 2002, UPGRADE	R53-00710	(2134), (2135), (2137), (2138), (2140), (2151), (2153), (2187), (2348), (2349), (2350), (2351)

Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Phone Edition (GSM/GPRS) (Far East Languages)	R53-00711	(2134), (2135), (2137), (2138), (2139), (2140), (2151), (2153), (2187), (2348)	US$[***]

CONFIDENTIAL

Amendment # 4 dated December 1, 2006 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated January 1, 2005

Document Tracking Number: 5140570059-2

Product Name and Version	Licensable Part Number	Applicable Additional Provisions	Royalty **
Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Phone Edition (CDMA/1xRTT) (Far East Languages)	R53-00712	(2134), (2135), (2137), (2138), (2139), (2140), (2151), (2153), (2187), (2348), (2350)	US$[***]

Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Phone Edition (GSM/GPRS) (Far East Languages) with Microsoft Outlook® 2002	R53-00713	(2134), (2135), (2137), (2138), (2139), (2140), (2151), (2153), (2187), (2348), (2349), (2350)	US$[***]

Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Phone Edition (CDMA/1xRTT) (Far East Languages) with Microsoft Outlook® 2002	R53-00714	(2134), (2135), (2137), (2138), (2139), (2140), (2151), (2153), (2187), (2348), (2349), (2350)	US$[***]

Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Phone Edition (GSM/GPRS) (Far East Languages), UPGRADE	R53-00715	(2134), (2135), (2137), (2138), (2139), (2140), (2151), (2153), (2187), (2348), (2350), (2351)

Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Phone Edition (CDMA/1xRTT) (Far East Languages), UPGRADE	R53-00716	(2134), (2135), (2137), (2138), (2139), (2140), (2151), (2153), (2187), (2348), (2350), (2351)

Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Phone Edition (GSM/GPRS) (Far East Languages) with Microsoft Outlook® 2002, UPGRADE	R53-00717	(2134), (2135), (2137), (2138), (2139), (2140), (2151), (2153), (2187), (2348), (2349), (2350), (2351)

Microsoft® Windows Mobile® Version 5.0 Software for Pocket PC, Phone Edition (CDMA/1xRTT) (Far East Languages) with Microsoft Outlook® 2002, UPGRADE	R53-00718	(2134), (2135), (2137), (2138), (2139), (2140), (2151), (2153), (2187), (2348), (2349), (2350), (2351)

*	Language versions are licensed only on an if and as available basis. Far East Languages include Simplified Chinese, Traditional Chinese, Japanese, English and Korean. Western European Languages include Brazilian, Czech, Danish, Dutch, English, Finnish, French, German, Greek, Italian, Norwegian, Polish, Portuguese, Russian, Spanish, and Swedish

**	A Licensed Product is not licensed hereunder unless royalty rate(s) are indicated in the Licensed Product table.

CONFIDENTIAL

Amendment # 4 dated December 1, 2006 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated January 1, 2005

Document Tracking Number: 5140570059-2

ADDITIONAL PROVISIONS KEY

The following provisions (“Additional Provisions”) apply to the Licensed Product(s) as indicated above and are in addition to the General Terms and Conditions of this License Agreement. Capitalized terms used below and not otherwise defined have the meaning set forth in the General Terms and Conditions.

(2134) COMPANY may install this Licensed Product as permitted in the Licensed Product Deliverables documentation. COMPANY is not licensed to, and agrees that it will not, modify in any way, or delete any aspect of this Licensed Product as delivered by MS in the Licensed Product Deliverables, except if and as specifically permitted in the Licensed Product Deliverables documentation, or as otherwise agreed in writing by the parties, including, but not limited to, those modifications and/or deletions permitted under the Development and Marketing Agreement (the “Collaboration Agreement”) entered into between COMPANY and MSCORP as of May 26, 2004 (collectively, the “Allowable Modifications”).

(2135) Logo. COMPANY may display the “Designed for Windows Mobile” logo, or other logo(s) specified by MSCORP and MS, in accordance with a separate logo license agreement to be executed between COMPANY and MSCORP, on all Devices and related materials distributed by COMPANY. COMPANY acknowledges that MSCORP and MS may at any time discontinue, modify or replace the use of the “Designed for Windows Mobile” logo, and agrees to negotiate with MSCORP and/or MS in good faith any amendments to this License Agreement or the logo license agreement or separate agreements necessary in connection with any replacement to the “Designed for Windows Mobile” logo program. COMPANY shall have a reasonable period of time to implement any modified or replaced logos.

(2137) Handwriting Recognition. The Licensed Product may include handwriting recognition component(s). COMPANY acknowledges and agrees that:

(a) handwriting recognition is an inherently statistical process;

(b) errors can occur in the component’s recognition of the end-user’s handwriting, and the final conversion into text; and

(c) neither MS nor its Suppliers shall be liable for any damages to any party arising out of errors in the handwriting recognition process.

(2138) In addition to Section 7(a) of the General Terms and Conditions, COMPANY shall enter into a Microsoft Premier Support Agreement in conjunction with this License Agreement, or shall demonstrate to MS that COMPANY has obtained or arranged an equivalent level of support independently.

(2139) Chinese Language Versions Restrictions. Notwithstanding anything in this License Agreement to the contrary, this Licensed Product shall be subject to the following distribution limitations:

(a) (i) The Simplified Chinese language version of this Licensed Product may not be directly or indirectly distributed within or to the geographical boundaries of Taiwan; and

(ii) The Traditional Chinese language version of this Licensed Product may not be directly or indirectly distributed within or to the geographical boundaries of the People’s Republic of China (with the exception of Hong Kong and Macao).

(b) COMPANY shall advise its Channel of such distribution limitations. COMPANY shall defend, indemnify and hold harmless MS and its Suppliers from and against all damages, costs and attorneys’ fees arising from claims or demands resulting from COMPANY’s failure to advise its Channel of such distribution limitations subject to the following:

(i) MS shall promptly notify COMPANY in writing of such claim;

(ii) COMPANY shall have sole control over the defense and/or settlement of such claim subject to Additional Provision 2139 (b) (iii)-(v);

(iii) MS shall provide COMPANY with reasonable assistance in the defense of he claim;

(iv) MS and/or MSCORP shall have the right to participate in the defense and/or settlement at MS or MSCORP’s sole expense; and

(v) COMPANY shall not consent to the entry of any judgment or any settlement that would subject MS or MSCORP to any monetary payments without the prior, written consent of MS and/or MSCORP, which consent shall not be unreasonably withheld.

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(2140) COMPANY’s Companion CD.

(a) For purposes of this License Agreement, COMPANY is hereby licensed to use the MS Companion CD to create a distributable CD (“COMPANY’s Companion CD”), in accordance with the Licensed Product Deliverables documentation. In addition to the MS Companion CD contents, COMPANY shall add the following to COMPANY’s Companion CD: (i) COMPANY’s logo; and (ii) non-Microsoft software owned or licensed by COMPANY that COMPANY chooses to include on COMPANY’s Companion CD (“COMPANY Software”).

(b) The grant in this Additional Provision is subject to the conditions that (i) COMPANY owns or maintains effective licenses for the COMPANY Software and (ii) COMPANY contractually obligates its Channel to Section 2(b) of this License Agreement.

(c) In creating COMPANY’s Companion CD, COMPANY shall transfer all files from MS Companion CD to COMPANY’s Companion CD, and may not modify, obscure or omit any files contained on the MS Companion CD, except as expressly authorized by the Licensed Product Deliverables documentation.

(d) COMPANY may not transfer or copy any files contained on the MS Companion CD to any media other than COMPANY’s Companion CD.

(e) COMPANY may not engage an AR to replicate COMPANY’s Companion CD until COMPANY receives notice from MS that COMPANY’s Companion CD has passed the MSCORP Compatibility Test as outlined in the Licensed Product Deliverables.

(f) If COMPANY engages an AR to replicate COMPANY’s Companion CD before COMPANY receives such MS approval, neither MS nor its Suppliers shall be responsible for any costs or damages incurred by COMPANY (including, without limitation, costs or damages incurred if MS requires changes to COMPANY’s Companion CD).

(g) COMPANY shall distribute COMPANY’s Companion CD (i) in the form and packaging as received from the AR and (ii) only in the Device packaging. Notwithstanding AP 2140(g)(ii), COMPANY or COMPANY’s authorized service representative may distribute a replacement COMPANY’s Companion CD separate from the Device if each of the following are satisfied: (1) such replacement COMPANY’s Companion CD is provided to a Device end user for support purposes (e.g. the COMPANY’s Companion CD was lost or destroyed by the Device end user); (2) COMPANY shall use commercially reasonable efforts to authenticate the Device end user prior to distributing the replacement COMPANY’s Companion CD: (3) such replacement COMPANY’s Companion CD shall be distributed directly from the COMPANY or COMPANY’s authorized service representative to the Device end user and not distributed through the Channel; and (4) no more than 2 replacement COMPANY’s Companion CD’s may be distributed to the same Device end user.

(h) COMPANY hereby agrees that it owns all right, title and interest in, or has all necessary rights to authorize the AR to replicate, the COMPANY Software. COMPANY shall defend, indemnify and hold harmless MS and its Suppliers from and against any and all third party claims or demands, or any other liability or damages whatsoever arising out of or related to the replication, licensing, distribution, or use of the COMPANY Software subject to the following:

(i) MS shall promptly notify COMPANY in writing of such claim;

(ii) COMPANY shall have sole control over the defense and/or settlement of such claim subject to Additional Provision 2140h(iii)-(v);

(iii) MS shall provide COMPANY with reasonable assistance in the defense of the claim;

(iv) MS and/or MSCORP shall have the right to participate in the defense and/or settlement at MS or MSCORP’s sole expense; and

(v) COMPANY shall not consent to the entry of any judgment or any settlement that would subject MS or MSCORP to any monetary payments without the prior, written consent of MS and/or MSCORP, which consent shall not be unreasonably withheld.

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(2151) (a) The Licensed Product Deliverables includes sample code located at: %_WINCEROOT%\PUBLIC\COMMON\OAK\DRIVERS\BLUETOOTH\SAMPLE (collectively, “Bluetooth Sample Code”). Prior to distribution of the Bluetooth Sample Code with an Image on a Device, COMPANY shall pass the Bluetooth Tests (defined below). “Bluetooth Tests” means a standard series of tests, as amended from time to time, to determine compliance with the Bluetooth certification process described at [***] or such other location that may be designated from time to time.

(b) NOTWITHSTANDING ANYTHING TO CONTRARY IN THIS LICENSE AGREEMENT, THE BLUETOOTH SAMPLE CODE IS PROVIDED “AS IS” AND WITH ALL FAULTS. THE ENTIRE RISK AS TO SATISFACTORY QUALITY, PERFORMANCE, NONINFRINGEMENT, ACCURACY, AND EFFORT IS WITH COMPANY. WITH RESPECT TO THE BLUETOOTH SAMPLE CODE, MS, MSCORP AND THEIR SUPPLIERS SPECIFICALLY DISCLAIM ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND, WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ALL WARRANTIES OTHERWISE SET FORTH IN THE LICENSE AGREEMENT, ANY IMPLIED WARRANTY OF NON-INFRINGEMENT, MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE AND ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING OR USAGE OF TRADE, AND ANY WARRANTY THAT THE BLUETOOTH SAMPLE CODE OR ANY IMAGE INCLUDING THE BLUETOOTH SAMPLE CODE WILL OPERATE PROPERLY ON ANY DEVICES. MS, MSCORP, AND THEIR SUPPLIERS ALSO DISCLAIM ANY COMMON-LAW DUTIES RELATING TO ACCURACY OR LACK OF NEGLIGENCE. THERE IS NO WARRANTY AGAINST INTERFERENCE WITH COMPANY’S ENJOYMENT OF THE BLUETOOTH SAMPLE CODE OR AGAINST INFRINGEMENT.

(2153) COMPANY shall advise the end user which language versions of Licensed Product that have been preinstalled on the Device.

(2187) Licensed Product Version. COMPANY’s distribution license applies only to the Licensed Product version(s) as indicated in the table above. The version configurations are described in the Licensed Product Deliverables documentation. A Licensed Product release will be designated by an increase in the version number, year designation or as MS may otherwise designate.

(2348) Licensed Product Edition. COMPANY’s distribution license applies only to the Licensed Product edition(s), (i.e. Standard, Premium or Phone Edition), as indicated in the table above. The edition configurations are described in the Licensed Product Deliverables documentation.

(2349) Outlook 2002 Limited Distribution.

(a) COMPANY’s license to distribute this Licensed Product, that includes Outlook 2002, shall expire when the License Agreement expires or terminates or, if earlier, on March 31, 2007.

(b) The Microsoft Outlook 2002 software for desktop computers shall only be distributed as part of COMPANY’s Companion CD. COMPANY shall not advertise, provide a separate price for, or otherwise market the Outlook 2002 software for desktop computers.

(2350) COMPANY and MS agree that the following provisions shall apply with respect to this Licensed Product:

(a) COMPANY or Mobile Operators shall be responsible for compliance with all applicable telecommunications laws and regulations relating to the Devices. COMPANY shall indemnify, defend and hold MS and its Suppliers harmless with respect to any damages, losses, complaints, suits or fines resulting from COMPANY’s or any Mobile Operator’s failure to obtain or maintain any required permit, approval, license or certification or failure to comply with any regulation, statute, order or decree applicable to the Devices subject to the following:

(i) MS shall promptly notify COMPANY in writing of such claim;

(ii) COMPANY shall have sole control over the defense and/or settlement of such claim subject to Additional Provision 2350a(iii)-(v);

(iii) MS shall provide COMPANY with reasonable assistance in the defense of the claim;

(iv) MS and/or MSCORP shall have the right to participate in the defense and/or settlement at MS or MSCORP’s sole expense; and

(v) COMPANY shall not consent to the entry of any judgment or any settlement that would subject MS or MSCORP to any monetary payments without the prior, written consent of MS and/or MSCORP, which consent shall not be unreasonably withheld.

(b) Between the parties, COMPANY shall be solely responsible for all negotiations, agreements, tests, and other required actions with Mobile Operators with respect to the use of the Devices on such Mobile Operator’s network.

(c) COMPANY acknowledges and agrees that MS may independently negotiate marketing and other arrangements with Mobile Operators, retailers, distributors, and/or other Channel members supporting the Devices, provided that such arrangements shall not modify existing obligations of or impose additional obligations upon COMPANY or involve the usage of COMPANY’s logos or trademarks without the written approval of COMPANY which shall not be unreasonably withheld provided that any usage of COMPANY’s trademarks, logos, or product images shall be pursuant to the terms of a signed written agreement between the parties.

(d) COMPANY shall:

(i) contractually prohibit Mobile Operators from removing, modifying or suppressing any part of the Image, except as otherwise permitted by the Licensed Product Deliverables. Notwithstanding the foregoing, COMPANY may provide Mobile Operators with Supplemental Code and Updates, for distribution by such Mobile Operators to end users on external media only, after passing applicable testing with respect to the updated Image; and

(ii) use commercially reasonable efforts to contractually prohibit Mobile Operations from configuring any programs (including without limitation any default “Today pages”, “shells”, “screen savers”), “wizards” or other content to be enabled, run or initialized automatically (i.e., without requiring a deliberate act of the end user) from an icon, URL, or folder on the UI Screen or the Desktop Screen or otherwise. By way of example only, and without limiting the generality of the foregoing, Mobile Operators must agree that it shall not populate with any programs or other content the Licensed Product software “Start-up” directory, initialization or other files in any manner which will

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cause any program or content to run or load automatically upon power on, except for device drivers necessary to support preinstalled or preconfigured hardware devices (e.g., LCD panels, keyboards, etc.). This provision applies to New Devices launched after the Amendment Date.

(e) (i) MS shall have no responsibility hereunder to provide support services to any Mobile Operator or any end user of the Devices. MS may make available support service agreements to Mobile Operators or end users, with respect to the Device(s) and/or similar devices of other manufacturers incorporating the Licensed Product; and

(ii) COMPANY shall provide or shall ensure that the applicable Mobile Operator provides support services to end users of the Device.

(f) MS makes no representation or warranty that Devices operated with the Licensed Product will be compatible with the network structure of any particular Mobile Operator.

(g) MS has not obtained or conveyed to COMPANY (and COMPANY itself shall be responsible for obtaining) any necessary patent and other intellectual property licenses with respect to the use of any underlying intellectual property applicable to standards (collectively “Standards”) implemented in COMPANY’s Devices including, without limitation: Global System for Mobile (Communications) (GSM); General Packet Radio Service (GPRS); and Code Division Multiple Access (CDMA) and Single Carrier Radio Transmission Technology (CDMA/1xRTT). The foregoing shall not apply to Standards that are fully implemented in the Licensed Product unless MS expressly provides notice to COMPANY to the contrary in the License Agreement, the Licensed Product Deliverables documentation or in the documentation accompanying Supplemental Code implemented by COMPANY (excluding any mandatory Supplemental Code distributed by MS solely for the purposes of transferring an obligation to pay third party royalties for Standards from MS to COMPANY). For clarification, COMPANY shall itself be responsible for obtaining any intellectual property licenses related to the SMPTE VD-1 Standard.

(2351) Upgrade Image.

(a) For purposes of this Additional Provision, the following terms shall have the indicated meanings:

(i) “Existing Pocket PC Device” means Device(s) listed in the table of this Additional Provision, which have been distributed by COMPANY to end users containing an Existing Pocket PC Image.

(ii) “Existing Pocket PC Image” means an Image containing a Predecessor Pocket PC Version of the Licensed Product obtained by COMPANY under a valid license with MS.

(iii) “Predecessor Pocket PC Version” means a properly licensed version of any of the following products:

1 - Microsoft® Windows Mobile® 2003 Software for Pocket PC, Professional Edition with Microsoft Outlook® 2002

2 - Microsoft® Windows Mobile® 2003 Software for Pocket PC, Premium Edition with Microsoft Outlook® 2002

3 - Microsoft® Windows Mobile® 2003 Software for Pocket PC, Professional Edition

4 - Microsoft® Windows Mobile® 2003 Software for Pocket PC, Premium Edition

5 - Microsoft® Windows Mobile® 2003 Software for Pocket PC, Premium with Phone Edition (GSM/GPRS) with Microsoft Outlook® 2002

6 - Microsoft® Windows Mobile® 2003 Software for Pocket PC, Premium with Phone Edition (GSM/GPRS)

7 - Microsoft® Windows Mobile® 2003 Software for Pocket PC, Premium with Phone Edition (CDMA/1xRTT) with Microsoft Outlook® 2002

8 - Microsoft® Windows Mobile® 2003 Software for Pocket PC, Premium with Phone Edition (CDMA/1xRTT)

(iv) “Upgrade Pocket PC Image” means an Image that completely replaces the Existing Pocket PC Image.

(b) MS grants COMPANY the right to distribute, directly or through its Channel, one (1) Upgrade Pocket PC Image to each licensed end user of an Existing Pocket PC Device only to upgrade the end user’s Existing Pocket PC Device. COMPANY shall distribute, separate from a Device, the Upgrade Pocket PC Image either on external media or via COMPANY’s restricted access website as a download. Such license grant is subject to the following:

(i) COMPANY shall ensure that the Upgrade Pocket PC Image completely replaces the Existing Pocket PC Image upon installation (end user data and/or end user configuration settings may remain intact);

(ii) COMPANY shall configure the Upgrade Pocket PC Image to ensure that it executes solely on the applicable Existing Pocket PC Device and will not function or install on any other device or system;

(iii) COMPANY shall configure the Upgrade Pocket PC Image to ensure that it will not function or install on an Existing Pocket PC Device until a commercially reasonable authentication process of the Existing Pocket PC Device and Existing Pocket PC Image is performed;

(iv) COMPANY shall establish a commercially reasonable procedure to assure the return or destruction of any replaced Existing Pocket PC Image (for example, an Upgrade Pocket PC Image that erases or permanently disables the replaced Existing Pocket PC Image would satisfy this requirement);

(v) (1) Upon request of a licensed end user, COMPANY may distribute a single copy of an Upgrade Pocket PC Image on external media to the licensed end user and such copy may be used by the licensed end user, COMPANY, or an authorized service representative of either the licensed end user or COMPANY to install the Upgrade Pocket PC Image on such end user’s additional units of the same Existing Pocket PC Device which contain the same Existing Pocket PC Image (for example, the Upgrade Pocket PC Image may be installed via the licensed end user’s internal network); and

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(2) In the event that COMPANY elects to provide the licensed end user with only a single copy of the Upgrade Pocket PC Image on external media for installation on more than one Existing Pocket PC Device as set forth above, COMPANY shall advise the licensed end user that the Upgrade Pocket PC Image may only be installed onto the additional units of the same Existing Pocket PC Device. Additionally, with regard to each licensed end user, COMPANY shall confirm the number of copies of the Upgrade Pocket PC Image required by the end user prior to distribution of the single copy of the Upgrade Pocket PC Image and shall clearly specify the confirmed number (A) on the EULA accompanying the Upgrade Pocket PC Image (i.e., COMPANY may provide the following conspicuously on the EULA: “Authorized Number of Installations of the Upgrade Pocket PC Image =             ”) or (B) in a separate notice to the licensed end user. COMPANY shall instruct licensed end users to keep such EULA or notice for their records;

(vi) (1) COMPANY shall distribute the EULA terms in accordance with Attachment 1 hereto in such a manner that the EULA terms are guaranteed to be distributed with the Upgrade Pocket PC Image (for example, in the desktop installer utility software would satisfy this requirement).

(2) in addition to the provisions of Attachment 1, COMPANY shall include the following additional text in the EULA being distributed with Upgrade Pocket PC Image media:

[Insert after “Microsoft® Outlook®” paragraph of EULA:]

Upgrade Software. [COMPANY] is distributing the accompanying SOFTWARE in this format exclusively for installation as an upgrade to previously distributed DEVICES preinstalled with one of the following: 1 - Microsoft® Windows Mobile® 2003 Software for Pocket PC, Professional Edition with Microsoft Outlook® 2002: 2 - Microsoft® Windows Mobile® 2003 Software for Pocket PC, Premium Edition with Microsoft Outlook® 2002: 3 - Microsoft® Windows Mobile® 2003 Software for Pocket PC, Professional Edition; 4 - Microsoft® Windows Mobile® 2003 Software for Pocket PC, Premium Edition; 5 - Microsoft® Windows Mobile® 2003 Software for Pocket PC, Premium with Phone Edition (GSM/GPRS) with Microsoft Outlook® 2002; 6 - Microsoft® Windows Mobile® 2003 Software for Pocket PC, Premium with Phone Edition (GSM/GPRS); 7 - Microsoft® Windows Mobile® 2003 Software for Pocket PC, Premium with Phone Edition (CDMA/1xRTT) with Microsoft Outlook® 2002; and 8 - Microsoft® Windows Mobile® 2003 Software for Pocket PC, Premium with Phone Edition (CDMA/1xRTT).

Accordingly, you may follow the applicable instructions accompanying this SOFTWARE and install one (1) copy of the SOFTWARE on one (1) DEVICE presently containing a licensed copy of a predecessor version of the SOFTWARE (unless this EULA indicates that this SOFTWARE copy has been licensed for installation on multiple DEVICES). No representation or warranty is made by MS with respect to the compatibility of this SOFTWARE with any DEVICE or any other existing software or data of any kind contained on such DEVICES, and MS shall not be responsible in any regard with respect to any loss, corruption, modification or inaccessibility of any data, applications or other software resulting from the installation of the SOFTWARE on any DEVICE. The media containing the SOFTWARE shall replace the previous Recovery Image media, if any, and may be maintained by you for recovery purposes only for the upgraded DEVICE, as provided below in this EULA under the heading “Recovery Media.”

(3) the following statement must be displayed either on a break-the-seal label or printed prominently on the Upgrade Pocket PC Image packaging:

“Use of the software on the enclosed media or installed on the system is subject to the terms of the end user license agreement. You should not use the software program until you have read the end user license agreement. By using the software, you signify that you have read the end user license agreement and accept its terms.”

(vii) Upgrade Pocket PC Image Packaging Specifics:

(1) Title: The title should clearly identify the software contained on the media and name of the COMPANY providing it.

(2) Licensed Product Usage Text: This text must (A) identify the purpose of the media as upgrade of pre-installed software only; (B) identify the COMPANY; and (C) underscore that the COMPANY is solely responsible for performance of the upgraded software.

(3) Copyright Text: The following copyright text must be included on the media label: Portions © 2006, Microsoft Corporation. All Rights Reserved.

(4) Media Label Text: the Upgrade Pocket PC Image media shall be clearly labeled “For Upgrade Purposes Only – not for use on a new Device. For use only with <Name and Model of the Device>”.

(5) Except as provided above, no MS or Suppliers or third party product names and/or logos may be listed on the media label or packaging artwork.

(c) If COMPANY makes Upgrade Pocket PC Images available on COMPANY’s restricted access website as a download, COMPANY shall comply with the following additional terms and conditions. COMPANY shall:

(i) make the Upgrade Pocket PC Images available only on the “customer support” section of its website;

(ii) state the purpose of the Upgrade Pocket PC Images and the Existing Pocket PC Devices on which end users may install and use the Upgrade Pocket PC Images;

(iii) ensure that prior to downloading of the Upgrade Pocket PC Image, the end user accepts the following additional EULA terms in a manner that forms a contract binding to the end user: “This software is provided only for use with, and for licensed end users of, the <Name and Model of the Device>. Use of the software is subject to the accompanying end user license agreement. Any other use of this software is strictly prohibited and may subject you to legal action”;

(iv) ensure that a commercially reasonable authentication process occurs prior to download of the Upgrade Pocket PC Images, which includes authentication of both the Existing Pocket PC Image and Existing Pocket PC Device;

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(v) provide each end user with an electronic and/or hardcopy invoice as proof of purchase for each downloaded copy of the Upgrade Pocket PC Image; and

(vi) maintain accurate records of the number of Upgrade Pocket PC Images distributed, including serial numbers of Existing Pocket PC Devices on which such Upgrade Pocket PC Images were installed. COMPANY shall provide copies of such records to MS upon request.

(d) (i) COMPANY shall distribute one (1) COA correctly identifying the Licensed Product affixed to the APM distributed with the Upgrade Pocket PC Image.

(ii) Notwithstanding the foregoing, COMPANY shall not distribute a COA for (1) copies of Upgrade Pocket PC Images placed in use on additional units of the same model of Device pursuant to subsection (b)(v); above and (2) copies of Upgrade Pocket PC Images downloaded pursuant to subsection (c).

(e) COMPANY shall advise the licensed end user that the Upgrade Pocket PC Image media, if any, shall replace the previous Recovery Image media, if any, and may be maintained by the licensed end user for recovery purposes for the upgraded Existing Pocket PC Device. COMPANY shall establish a commercially reasonable procedure to assure the return or destruction of any replaced Recovery Image media.

(f) COMPANY shall reproduce the Upgrade Pocket PC Image only: (i) on COMPANY premises by: (A) COMPANY employees, or (B) Contractors; or (ii) have reproduction performed through an AR. COMPANY shall be responsible for any fees or costs imposed by an AR for reproduction services.

(g) COMPANY shall report the number of Upgrade Pocket PC Images distributed separately on its royalty report to MS. COMPANY shall pay the applicable Licensed Product royalty set forth in the Product and Royalty Schedule for each copy of Licensed Product Binaries distributed as a component of the Upgrade Pocket PC Image, or placed in use by an end user pursuant to subsection (b)(v) above.

(2352) COMPANY shall be responsible for complying with applicable laws and regulations and providing appropriate warnings and disclaimers to end users related to an end user’s use of the Device, including without limitation, while operating a motor vehicle.

DEVICES

Devices are described in the table below. Each listed Device must have a unique model line name, model name, or model number which COMPANY uses both internally (in COMPANY’s books and records) and externally (on the Device and packaging).

At COMPANY’s option, for purposes of administrative convenience, COMPANY may designate models by model line or series (e.g., “Jaguar model line”, “Jaguar Pro series”, “Jaguar Pro 750 model line”, “Jaguar Pro 950 series”, etc.). Devices defined by model line or series shall include all present models which include the designated model line or series name, (e.g., “Jaguar Pro model line” includes Jaguar Pro, Jaguar Pro 950, Jaguar Pro S, etc.; “Jaguar series” includes Jaguar, Jaguar Pro, Jaguar Pro 950, Jaguar S400, etc.; “Jaguar Pro 950 series” includes Jaguar Pro 950, Jaguar Pro 955, etc.).

COMPANY may elect to include as Device(s) new models which comply with all of the terms and conditions of this License Agreement by notifying MS of any such new model(s) when COMPANY submits its royalty report for the reporting period in which each such new model is first distributed with Licensed Product. Any new model in a licensed model line or series which is not included in a Notice to Add Devices (and is thus not licensed for the applicable Licensed Product) must have a unique model number or model name used for internal and external identification purposes which distinguishes it from any model which COMPANY has designated previously as a Device.

Product Number Key: Please refer to the Licensable Part Number in the Product Table above.

A product is not licensed for distribution with a listed Device, unless the product box for such product in the Device table below is marked with a “C”.

DEVICE TABLE

Model Name/ Model Number	R53-00703	R53-00704	R53-00705	R53-00706	R53-00711	R53-00712	R53-00713	R53-00714
Treo Series	C	C	C	C	C	C	C	C

COMPANY hereby represents and warrants that the names and numbers indicated in the Model Name/Model Number column in the table above accurately denote the actual designation used by COMPANY to identify the listed models (on the Device and in COMPANY’s internal books and records).

ATTACHMENT 1

EULA TERMS

COMPANY shall sublicense the Licensed Product to end users by means of a EULA. COMPANY shall provide clear notice to Device customers before or at the time of purchase that the Device contains software that is subject to a license and that customer must agree to that license before it may use the Device. COMPANY shall distribute the EULA in a manner that forms a contract binding the end user to

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the EULA terms under applicable law. The EULA shall contain the following terms. COMPANY may also include additional terms in the EULA, so long as they are no less protective of MS than the terms set forth below. COMPANY shall substitute its name for the bracketed text [COMPANY] in the EULA text below.

The following EULA terms and conditions apply to the MS operating system, not COMPANY’s software or hardware. COMPANY shall determine the need for, and shall prepare and distribute its own end user terms, conditions, restrictions and disclaimers applicable to COMPANY’s software and to hardware portions of the Device(s), in a manner intended to protect COMPANY, MS, MSCORP and their affiliates from claims arising in whole or in part in relation to COMPANY’s software and hardware.

REQUIRED EULA TEXT:

•

You have acquired a device (“DEVICE”) that includes software licensed by [COMPANY] from an affiliate of Microsoft Corporation (“MS”). Those installed software products of MS origin, as well as associated media, printed materials, and “online” or electronic documentation (“SOFTWARE”) are protected by international intellectual property laws and treaties. The SOFTWARE is licensed, not sold. All rights reserved.

•

IF YOU DO NOT AGREE TO THIS END USER LICENSE AGREEMENT (“EULA”), DO NOT USE THE DEVICE OR COPY THE SOFTWARE. INSTEAD, PROMPTLY CONTACT [COMPANY] FOR INSTRUCTIONS ON RETURN OF THE UNUSED DEVICE(S) FOR A REFUND. ANY USE OF THE SOFTWARE, INCLUDING BUT NOT LIMITED TO USE ON THE DEVICE, WILL CONSTITUTE YOUR AGREEMENT TO THIS EULA (OR RATIFICATION OF ANY PREVIOUS CONSENT).

•	SOFTWARE includes software already installed on the DEVICE (“DEVICE Software”) and MS software contained on the CD-ROM disk (“Companion CD”).

GRANT OF SOFTWARE LICENSE. This EULA grants you the following license:

DEVICE Software. You may use the DEVICE Software as installed on the DEVICE.

Companion CD. A Companion CD is included with your DEVICE, and you may install and use the Microsoft® ActiveSync® component on one (1) or more personal computers to exchange information with one (1) or more computing devices that contain a compatible version of the Microsoft® Windows Mobile® Version 5.0 operating system. For other software component(s) contained on the Companion CD, you may install and use such components only in accordance with the terms of the printed or online end user license agreement(s) provided with such component(s). In the absence of an end user license agreement for particular component(s) of the Companion CD, you may install and use only one (1) copy of such component(s) on the DEVICE or a single personal computer with which you use the DEVICE.

Phone Functionality. If the DEVICE Software includes phone functionality, all or certain portions of the DEVICE Software may be inoperable if you do not have and maintain a service account with an appropriate wireless telecommunication carrier to whom [COMPANY] may distribute its DEVICES (“Mobile Operator”),or if the Mobile Operator’s network facilities are not operating or configured to operate with the DEVICE.

Microsoft® Outlook®. If Microsoft Outlook is included with your Device, the following terms apply to your use of Microsoft Outlook: (i) regardless of the information contained in the “Software Installation and Use” section of the online EULA you may install one (1) copy of Microsoft Outlook on one (1) personal computer to use, exchange data, share data, access and interact with the DEVICE, and (ii) the EULA for Microsoft Outlook is between [COMPANY] and the end user – not between the PC manufacturer and end user.

DESCRIPTION OF OTHER RIGHTS AND LIMITATIONS.

•

Speech/Handwriting Recognition. If the DEVICE Software includes speech and/or handwriting recognition component(s), you should understand that speech and handwriting recognition are inherently statistical processes and that errors can occur in the component’s recognition of your handwriting, and the final conversion into text. Neither [COMPANY] nor its suppliers shall be liable for any damages arising out of errors in the speech and handwriting recognition process.

•

Limitations on Reverse Engineering, Decompilation and Disassembly. You may not reverse engineer, decompile, or disassemble the SOFTWARE, except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation.

•

Single EULA. The package for the DEVICE may contain multiple versions of this EULA, such as multiple translations and/or multiple media versions (e.g., in the user documentation and in the software). Even if you receive multiple versions of the EULA, you are licensed to use only one (1) copy of the DEVICE Software.

•	NOTICE REGARDING THE MPEG-4 VISUAL STANDARD. The DEVICE Software may include MPEG-4 visual decoding technology. MPEG LA, L.L.C. requires the following notice:

•

USE OF THIS SOFTWARE IN ANY MANNER THAT COMPLIES WITH THE MPEG-4 VISUAL STANDARD IS PROHIBITED, EXCEPT FOR USE DIRECTLY RELATED TO (A) DATA OR INFORMATION (i) GENERATED BY AND OBTAINED WITHOUT CHARGE FROM A CONSUMER NOT THEREBY ENGAGED IN A BUSINESS ENTERPRISE, AND (ii) FOR PERSONAL USE ONLY; AND (B) OTHER USES SPECIFICALLY AND SEPARATELY LICENSED BY MPEG LA, L.L.C.

If you have questions regarding this Notice, please contact MPEG LA, L.L.C., 250 Steele Street, Suite 300, Denver, Colorado 80206; Telephone 303 331.1880; FAX 303 331.1879

•	No Rental/Commercial Hosting. You may not rent, lease or lend or provide commercial hosting services with the SOFTWARE to others.

•

SOFTWARE as Component of the Device – Software Transfer. The DEVICE Software is licensed with the DEVICE as a single integrated product. The DEVICE Software installed in read only memory (“ROM”) of the DEVICE may only be used as part of the DEVICE. Its component parts may not be separated for use on more than one Device, unless expressly permitted by this EULA. You may permanently

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transfer all of your rights under this EULA only as part of a sale or transfer of the DEVICE, provided you retain no copies, you transfer all of the SOFTWARE (including all component parts, the media and printed materials, any upgrades, this EULA and, if applicable, the Certificate(s) of Authenticity), and the recipient agrees to the terms of this EULA. If the SOFTWARE is an upgrade, any transfer must include all prior versions of the SOFTWARE.

If the DEVICE Software includes phone functionality, you may not permanently transfer any of your rights under this EULA with regard to the DEVICE Software or Companion CD, except as permitted by the applicable Mobile Operator. In the event that the Mobile Operator permits such transfer, you may permanently transfer all of your rights under this EULA only as part of a sale or transfer of the DEVICE, provided you retain no copies, you transfer all of the SOFTWARE (including all component parts, the media and printed materials, any upgrades, this EULA and, if applicable, the Certificate(s) of Authenticity), and the recipient agrees to the terms of this EULA. If the SOFTWARE is an upgrade, any transfer must include all prior versions of the SOFTWARE.

•

Termination. Without prejudice to any other rights, [COMPANY] or MS may terminate this EULA if you fail to comply with the terms and conditions of this EULA. In such event, you must destroy all copies of the SOFTWARE and all of its component parts.

•

Security Updates/Digital Rights Management. Content providers are using the digital rights management technology (“DRM”) contained in your DEVICE to protect the integrity of their content (“Secure Content”) so that their intellectual property, including copyright, in such content is not misappropriated. Portions of the DEVICE Software and third party applications such as media players use DRM to play Secure Content (“DRM Software”). If the DRM Software’s security has been compromised, owners of Secure Content (“Secure Content Owners”) may request that MS block the ability of DRM license servers and personal computers to deliver new licenses that enable an affected DEVICE to play Secure Content. This action does not alter the DRM Software’s ability to play unprotected content. A list of revoked DRM Software is sent to your DEVICE whenever you download a license for Secure Content from the Internet or from your personal computer. You therefore agree that MS may, in conjunction with such license, also download revocation lists onto your DEVICE on behalf of Secure Content Owners. MS will not retrieve any personally identifiable information, or any other information, from your DEVICE by downloading such revocation lists.

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Consent to Use of Data. You agree that MS, Microsoft Corporation, their affiliates and/or their designated agent may collect and use technical information gathered in any manner as part of product support services related to the SOFTWARE. MS, Microsoft Corporation, their affiliates and/or their designated agent may use this information solely to improve their products or to provide customized services or technologies to you. MS, Microsoft Corporation, their affiliates and/or their designated agent may disclose this information to others, but not in a form that personally identifies you.

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Internet Gaming/Update Features. If the DEVICE Software provides, and you choose to utilize, the Internet gaming or update features within the DEVICE Software, it is necessary to use certain computer system, hardware, and software information to implement the features. By using these features, you explicitly authorize MS, Microsoft Corporation and/or their designated agent to use this information solely to improve their products or to provide customized services or technologies to you. MS or Microsoft Corporation may disclose this information to others, but not in a form that personally identifies you.

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Internet-Based Services Components. The DEVICE Software may contain components that enable and facilitate the use of certain Internet-based services. You acknowledge and agree that MS, Microsoft Corporation, their affiliates and/or their designated agent may automatically check the version of the DEVICE Software and/or its components that you are utilizing and may provide upgrades or supplements to the DEVICE Software that may be automatically downloaded to your DEVICE.

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Additional Software/Services. The DEVICE Software may permit [COMPANY], MS, Microsoft Corporation, their affiliates and/or their designated agent to provide or make available to you SOFTWARE updates, supplements, add-on components, or Internet-based services components of the SOFTWARE after the date you obtain your initial copy of the SOFTWARE (“Supplemental Components”).

•	If [COMPANY] provides or makes available to you Supplemental Components and no other EULA terms are provided along with the Supplemental Components, then the terms of this EULA shall apply.

•

If MS, Microsoft Corporation, their affiliates and/or their designated agent make available Supplemental Components, and no other EULA terms are provided, then the terms of this EULA shall apply, except that the MS, Microsoft Corporation or affiliate entity providing the Supplemental Component(s) shall be the licensor of the Supplemental Component(s).

•

[COMPANY], MS, Microsoft Corporation, their affiliates and/or their designated agent reserve the right to discontinue any Internet-based services provided to you or made available to you through the use of the DEVICE Software.

•

Links to Third Party Sites. The DEVICE Software may provide you with the ability to link to third party sites through the use of the DEVICE Software. The third party sites are not under the control of MS, Microsoft Corporation, their affiliates and/or their designated agent. Neither MS nor Microsoft Corporation nor their affiliates nor their designated agents are responsible for (i) the contents of any third party sites, any links contained in third party sites, or any changes or updates to third party sites, nor (ii) webcasting or any other form of transmission received from any third party sites. If the DEVICE Software provides links to third party sites, those links are provided to you only as a convenience, and the inclusion of any link does not imply an endorsement of the third party site by MS, Microsoft Corporation, their affiliates and/or their designated agents.

UPGRADES AND RECOVERY MEDIA.

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DEVICE Software. If the DEVICE Software is provided by [COMPANY] separate from the DEVICE on media such as a ROM chip, CD ROM disk(s) or via web download or other means, and is labeled “For Upgrade Purposes Only” you may install one (1) copy of such DEVICE Software onto the DEVICE as a replacement copy for the existing DEVICE Software, and use it in accordance with this EULA, including any additional EULA terms accompanying the upgrade DEVICE Software.

CONFIDENTIAL

Amendment # 4 dated December 1, 2006 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated January 1, 2005

Document Tracking Number: 5140570059-2

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COMPANION CD. If any software component(s) is provided by [COMPANY] separate from the DEVICE on CD ROM disk(s) or via web download or other means, and labeled “For Upgrade Purposes Only”, you may (i) install and use one (1) copy of such component(s) on the computer(s) you use to exchange data with the DEVICE as a replacement copy for the existing Companion CD component(s).

•

RECOVERY MEDIA. If SOFTWARE is provided by [COMPANY] on separate media labeled “Recovery Media” you may use the Recovery Media solely to restore or reinstall the SOFTWARE originally installed on your DEVICE

INTELLECTUAL PROPERTY RIGHTS. All title and intellectual property rights in and to the SOFTWARE (including but not limited to any images, photographs, animations, video, audio, music, text and “applets,” incorporated into the SOFTWARE), the accompanying printed materials, and any copies of the SOFTWARE, are owned by MS or its suppliers (including Microsoft Corporation). The SOFTWARE is licensed, not sold. You may not copy the printed materials accompanying the SOFTWARE. All title and intellectual property rights in and to the content which may be accessed through use of the SOFTWARE is the property of the respective content owner and may be protected by applicable copyright or other intellectual property laws and treaties. This EULA grants you no rights to use such content. All rights not specifically granted under this EULA are reserved by MS and its suppliers (including Microsoft Corporation). Use of any on-line services which may be accessed through the SOFTWARE may be governed by the respective terms of use relating to such services. If this SOFTWARE contains documentation that is provided only in electronic form, you may print one copy of such electronic documentation.

TRADEMARKS. This EULA does not grant you any rights in connection with any trademarks or service marks of [COMPANY], MS, Microsoft Corporation, their affiliates or suppliers.

EXPORT RESTRICTIONS. You acknowledge that the SOFTWARE is subject to U.S. and European Union export jurisdiction. You agree to comply with all applicable international and national laws that apply to the SOFTWARE, including the U.S. Export Administration Regulations, as well as end-user, end-use and destination restrictions issued by U.S. and other governments. For additional information, see [***].

PRODUCT SUPPORT. Product support for the SOFTWARE is not provided by MS, Microsoft Corporation, or their affiliates. For product support, please refer to [COMPANY] support number provided in the documentation for the DEVICE. Should you have any questions concerning this EULA, or if you desire to contact [COMPANY] for any other reason, please refer to the address provided in the documentation for the DEVICE.

RESTRICTED USE. The SOFTWARE is not designed or intended for use or resale in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, or other devices or systems in which a malfunction of the SOFTWARE would result in foreseeable risk of injury or death to the operator of the device or system, or to others.

NO LIABILITY FOR CERTAIN DAMAGES. EXCEPT AS PROHIBITED BY LAW, MS, MICROSOFT CORPORATION AND THEIR AFFILIATES SHALL HAVE NO LIABILITY FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES ARISING FROM OR IN CONNECTION WITH THE USE OR PERFORMANCE OF THE SOFTWARE. THIS LIMITATION SHALL APPLY EVEN IF ANY REMEDY FAILS OF ITS ESSENTIAL PURPOSE. IN NO EVENT SHALL MS BE LIABLE FOR ANY AMOUNT IN EXCESS OF TWO HUNDRED FIFTY U.S. DOLLARS (U.S. $250).

FOR APPLICABLE LIMITED WARRANTIES (IF ANY) AND SPECIAL PROVISIONS PERTAINING TO YOUR PARTICULAR JURISDICTION, PLEASE REFER TO YOUR WARRANTY BOOKLET (IF ANY) INCLUDED WITH THIS PACKAGE OR PROVIDED WITH THE SOFTWARE PRINTED MATERIALS OR ELECTRONICALLY.

THE SOFTWARE IS PROVIDED “AS IS” AND WITH ALL FAULTS. THE ENTIRE RISK AS TO SATISFACTORY QUALITY, PERFORMANCE, ACCURACY, AND EFFORT (INCLUDING LACK OF NEGLIGENCE) IS WITH YOU. THERE ARE NO WARRANTIES OR CONDITIONS, EITHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, ANY (IF ANY) IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, LACK OF VIRUSES OR NON-INFRINGEMENT, OR WARRANTY AGAINST INTERFERENCE WITH YOUR ENJOYMENT OF THE SOFTWARE, ANY AND ALL OF WHICH ARE HEREBY EXPRESSLY DISCLAIMED. IF YOU HAVE RECEIVED ANY WARRANTIES REGARDING THE DEVICE OR THE SOFTWARE IN A WARRANTY BOOKLET OR OTHERWISE, THOSE WARRANTIES DO NOT ORIGINATE FROM, AND ARE NOT BINDING ON, MS, MICROSOFT CORPORATION OR THEIR AFFILIATES.

CONFIDENTIAL

Amendment # 4 dated December 1, 2006 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated January 1, 2005

Document Tracking Number: 5140570059-2

PRODUCT AND ROYALTY SCHEDULE

MOBILITY APPLICATIONS

PRODUCT TABLE

Product Name and Version	Licensable Part Number	Language Version *	Applicable Additional Provisions	Royalty **
Microsoft® Voice Command Version 1.5 for Windows Mobile®	T67-00024	(Non-specific)	(2139), (2159), (2160), (2161), (2162), (2163), (2182), (2183), (2184), (2185)	US$[***]

*	Language versions are licensed only on an if and as available basis.

**	A Licensed Product is not licensed hereunder unless royalty rate(s) are indicated in the Product Table and the Product is licensed for one or more Device(s) described in the Devices section of this License Agreement.

ADDITIONAL PROVISIONS KEY

The following provisions (“Additional Provisions”) apply to the Licensed Product(s) as indicated above and are in addition to the General Terms and Conditions of this License Agreement. Capitalized terms used below and not otherwise defined have the meaning set forth in the General Terms and Conditions.

(2139) Chinese Language Versions Restrictions. Notwithstanding anything in this License Agreement to the contrary, this Licensed Product shall be subject to the following distribution limitations:

(a) (i) The Simplified Chinese language version of this Licensed Product may not be directly or indirectly distributed within or to the geographical boundaries of Taiwan; and

(ii) The Traditional Chinese language version of this Licensed Product may not be directly or indirectly distributed within or to the geographical boundaries of the People’s Republic of China (with the exception of Hong Kong and Macao).

(b) COMPANY shall advise its Channel of such distribution limitations. COMPANY shall defend, indemnify and hold harmless MS and its Suppliers from and against all damages, costs and attorneys’ fees arising from claims or demands resulting from COMPANY’s failure to advise its Channel of such distribution limitations subject to the following:

(i) MS shall promptly notify COMPANY in writing of such claim;

(ii) COMPANY shall have sole control over the defense and/or settlement of such claim subject to Additional Provision 2139b(iii)-(v);

(iii) MS shall provide COMPANY with reasonable assistance in the defense of the claim;

(iv) MS and/or MSCORP shall have the right to participate in the defense and/or settlement at MS or MSCORP’s sole expense; and

(v) COMPANY shall not consent to the entry of any judgment or any settlement that would subject MS or MSCORP to any monetary payments without the prior, written consent of MS and/or MSCORP, which consent shall not be unreasonably withheld.

(2159) COMPANY may install this Licensed Product as permitted in the Licensed Product Deliverables documentation. COMPANY is not licensed to, and agrees that it will not, modify in any way, or delete any aspect of this Licensed Product as delivered by MS in the Licensed Product Deliverables, except if and as specifically permitted in the Licensed Product Deliverables documentation.

(2160) This Licensed Product is designed for use with most versions of Microsoft® Windows Mobile® 2003 Software for Pocket PC (except for Microsoft® Windows Mobile® 2003 for Pocket PC, Shell Edition) and Microsoft® Windows Mobile® 2003 Software for Smartphone, and other products MS may designate from time to time as successor versions to such products, The Licensed Product may not function properly with other operating system products. COMPANY shall provide to the end user these and any other system requirements (including operating system requirements) for the desktop computer(s) with which the end user may use the Device prior to purchase and in the End User Documentation.

(2161) Although the Licensed Product includes the Speech Applications Programming Interface (“SAPI”), COMPANY is not licensed to distribute, license or put in use the SAPI other than for operation of the Licensed Product.

(2162) In addition to the required terms of the EULA in COMPANY’s License Agreement for Microsoft® Windows Mobile® 2003 Software for Pocket PC, the terms of Attachment 2 shall be added to such EULA, unless such terms were previously incorporated into the Windows Mobile 2003 Software for Pocket PC required EULA terms. [Insert after the “NOTICE REGARDING THE MPEG-4 VISUAL STANDARD” paragraph of EULA.]

CONFIDENTIAL

Amendment # 4 dated December 1, 2006 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated January 1, 2005

Document Tracking Number: 5140570059-2

(2163) COMPANY shall (a) distribute the end user warnings set forth in Attachment 3 (“End User Notice”), with each Device: (b) distribute the End User Notice in the primary language of the jurisdiction(s) in which COMPANY distributes the Device: and (c) present the End User Notice in a conspicuous manner, e.g., via the Device display and/or on the first pages of the Device End User Documentation. COMPANY may not alter or remove the text set forth in Attachment 3. Notwithstanding the foregoing, COMPANY may include additional text in the End User Notice so long as the additional text is no less protective of MS than the text set forth in Attachment 3.

COMPANY shall contractually obligate (e.g. by contract, invoice or other written instrument) the Channel to deliver the End User Notice together with each Device.

(2182) The Licensed Product includes speech recognition component(s).

COMPANY acknowledges and understands that: (a) speech recognition is inherently a statistical process; and (b) recognition errors are inherent in the process of speech recognition. COMPANY shall not distribute any advertising, promotional materials, or other materials related to the Device which contain information inconsistent with the foregoing. Neither MS nor its Suppliers shall be liable for any damages to any party arising out of errors in the speech recognition processes.

(2183) The Licensed Product features designed to invoke phone functions such as voice-activated dialing are only enabled on Devices running the phone edition of Microsoft® Windows Mobile® Software for Pocket PC and Microsoft® Windows Mobile® Software for Smartphone.

Such features may not invoke phone functions on devices that (a) do not run the phone edition of Microsoft® Windows Mobile® Software for Pocket PC and Microsoft® Windows Mobile® Software for Smartphone and/or (b) utilize third party hardware or software to provide telephony features and functionality.

(2184) COMPANY may distribute the corresponding language version of the Licensed Product for each language version of Microsoft® Windows Mobile® Software for Pocket PC or Microsoft® Windows Mobile® Software for Smartphone that is installed on the Device.

(2185) Prior to distribution of a Device with this Licensed Product installed on the Device, COMPANY shall ensure that the Device complies with the Device qualification guidelines and test requirements as outlined in the Licensed Product Deliverables documentation which will thereby qualify the Device for use with the Licensed Product.

DEVICES

Devices are described in the table below. Each listed Device must have a unique model line name, model name, or model number which COMPANY uses both internally (in COMPANY’s books and records) and externally (on the Device and packaging).

At COMPANY’s option, for purposes of administrative convenience, COMPANY may designate models by model line or series (e.g., “Jaguar model line”, “Jaguar Pro series”, “Jaguar Pro 750 model line”, “Jaguar Pro 950 series”, etc.). Devices defined by model line or series shall include all present models which include the designated model line or series name, (e.g., “Jaguar Pro model line” includes Jaguar Pro, Jaguar Pro 950, Jaguar Pro S, etc.; “Jaguar series” includes Jaguar, Jaguar Pro, Jaguar Pro 950, Jaguar S400, etc.; “Jaguar Pro 950 series” includes Jaguar Pro 950, Jaguar Pro 955, etc.).

COMPANY may elect to include as Device(s) new models which comply with all of the terms and conditions of this License Agreement by notifying MS of any such new model(s) when COMPANY submits its royalty report for the reporting period in which each such new model is first distributed with Licensed Product. Any new model in a licensed model line or series which is not included in a Notice to Add Devices (and is thus not licensed for the applicable Licensed Product) must have a unique model number or model name used for internal and external identification purposes which distinguishes it from any model which COMPANY has designated previously as a Device.

Product Number Key: Please refer to the Licensable Part Number in the Product Table above.

A product is not licensed for distribution with a listed Device, unless the product box for such product in the Device table below is marked with a “C”.

DEVICE TABLE

Model Name/Model Number	T67-00024
Treo Series	C

COMPANY hereby represents and warrants that the names and numbers indicated in the Model Name/Model Number column in the table above accurately denote the actual designation used by COMPANY to identify the listed models (on the Device and in COMPANY’s internal books and records).

CONFIDENTIAL

Amendment # 4 dated December 1, 2006 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated January 1, 2005

Document Tracking Number: 5140570059-2

ATTACHMENT 1

Intentionally Left Blank

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Amendment # 4 dated December 1, 2006 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated January 1, 2005

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ATTACHMENT 2

EULA TERMS

CONSENT TO USE DATA. You agree that MS, Microsoft Corporation and their subsidiaries and affiliates may collect and use technical information gathered in any manner as part of the product support services provided to you, if any, related to the Device Software. MS, its subsidiaries and affiliates may use this information solely to improve its products or to provide customized services or technologies to you. MS, its subsidiaries and affiliates may disclose this information to others, but not in a form that personally identifies you.

LINKS TO THIRD PARTY SITES. You may link to third party sites through the use of the Device Software. The third party sites are not under the control of MS, its subsidiaries and affiliates, and MS, Microsoft Corporation and their subsidiaries and affiliates are not responsible for the contents of any third party sites, any links contained in third party sites, or any changes or updates to third party sites. MS, Microsoft Corporation and their subsidiaries and affiliates are not responsible for Web casting or any other form of transmission received from any third party sites. MS, Microsoft Corporation and their subsidiaries and affiliates are providing these links to third party sites to you only as a convenience, and the inclusion of any link does not imply an endorsement by MS, Microsoft Corporation and their subsidiaries and affiliates of the third party site.

This EULA does not grant to you any rights to use the Device Software to produce, develop, or create any other speech-enabled functionality or technology. You may not use the Speech Applications Programming Interface (“SAPI”) that accompanies the Device Software for any purpose other than the specific use that is granted to you pursuant to the terms herein.

CONFIDENTIAL

Amendment # 4 dated December 1, 2006 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated January 1, 2005

Document Tracking Number: 5140570059-2

ATTACHMENT 3

END USER NOTICE

Microsoft® Voice Command Version 1.5 for Windows Mobile®

(symbol) WARNING: Do not become distracted from driving safely if operating a motor vehicle while using Device Software.

Operating certain parts of this Device requires user attention. Diverting attention away from the road while driving can possibly cause an accident or other serious consequences. Even occasional, short diversions of attention can be dangerous if your attention is diverted away from your driving task at a critical time. Do not change system settings or enter data non-verbally (using your hands) while driving. Stop the vehicle in a safe and legal manner before attempting these operations. This is important since while setting up or changing some functions you might be required to distract your attention away from the road and remove your hands from the wheel.

Microsoft makes no representations, warranties or other determinations that ANY use of the Software Product is legal, safe, or in any manner recommended or intended while driving or otherwise operating a motor vehicle.

General Operation

Voice Command Control

Many of the functions of the Device Software can be accomplished using only voice commands. Using voice commands while driving allows you to initiate the command with a button and then operate the Device mostly without removing your hands from the wheel.

Prolonged Views of Screen

If you are driving, do not access any function requiring a prolonged view of the screen. Pull over in a safe and legal manner before attempting to access a function of the system requiring prolonged attention. Even occasional short scans to the screen may be hazardous if your attention has been diverted away from your driving task at a critical time.

Volume Setting

Do not raise the volume excessively. Keep the volume at a level where you can still hear outside traffic and emergency signals while driving. Driving while unable to hear these sounds could cause an accident.

Let Your Judgment Prevail

The Device Software is only an aid. Make your driving decisions based on your observations of local conditions and existing traffic regulations. The Device Software is not a substitute for your personal judgment.

Use of Speech Recognition Functions

Speech recognition software is inherently a statistical process which is subject to errors. It is your responsibility to monitor the speech recognition functions and address any errors.

CONFIDENTIAL

Amendment # 4 dated December 1, 2006 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated January 1, 2005

Document Tracking Number: 5140570059-2

ATTACHMENT 4

EULA TERMS

COMPANY shall sublicense the Licensed Product to end users by means of a EULA. COMPANY shall provide clear notice to Device customers before or at the time of purchase that the Device package includes software that is subject to a license and that customer must agree to that license before it may use the software. COMPANY shall distribute the EULA in a manner that is intended to form a contract binding the end user to the EULA terms under applicable law. The EULA shall contain the following terms. COMPANY may also include additional terms in the EULA, so long as they are no less protective of MS than the terms set forth below.

REQUIRED EULA TEXT:

Microsoft® Voice Command Version 1.5 for Windows Mobile™

IMPORTANT—READ CAREFULLY: This End-User License Agreement (“EULA”) is a legal agreement between you (either an individual or a single legal entity) and the manufacturer (“Manufacturer”) of the computer system or device with which you acquired the Microsoft software product(s) identified above (“SOFTWARE”). The SOFTWARE includes Microsoft computer software, and may include associated media, printed materials, “online” or electronic documentation, and internet based services. Note, however, that any software, documentation, or web services that are included in the SOFTWARE, or accessible via the SOFTWARE, and are accompanied by their own license agreements or terms of use are governed by such agreements rather than this EULA. The terms of a printed paper end user license agreement, which may accompany the SOFTWARE, supersede the terms of any on-screen EULA. By installing, copying, downloading, accessing or otherwise using the SOFTWARE, you agree to be bound by the terms of this EULA. If you do not agree to the terms of this EULA, you may not use or copy the SOFTWARE, and you should promptly contact Manufacturer for instructions on the return of the unused product(s) for a refund in accordance with Manufacturer’s return policies.

SOFTWARE LICENSE

GRANT OF LICENSE. Manufacturer grants you the following rights, provided you comply with all of the terms and conditions of this EULA:

•

General License Grant to Install and Use SOFTWARE. If multiple language versions are included, you may install only one language version of the SOFTWARE on a single computer (“Computer”) for use with your Device (as defined below). You may make a second copy of certain components of the SOFTWARE and install such components on a handheld computer device (“Device”) for your exclusive use. A license for the SOFTWARE may not be shared.

•

Copy Protection. The SOFTWARE may include copy protection technology to prevent the unauthorized copying of the SOFTWARE or may require original media for use of the SOFTWARE on the Computer or Device. It is illegal to make unauthorized copies of the SOFTWARE or to circumvent any copy protection technology included in the SOFTWARE.

•

Back-up Copy. you may make a single back-up copy of the SOFTWARE. You may use one (1) back-up copy solely for your archival purposes and to reinstall the SOFTWARE on the COMPUTER. Except as expressly provided in this EULA or by local law, you may not otherwise make copies of the SOFTWARE, including the printed materials accompanying the SOFTWARE. You may not loan, rent, lease, lend or otherwise transfer the CD or back-up copy to another user.

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INTELLECTUAL PROPERTY RIGHTS. All title and intellectual property rights in and to the SOFTWARE (including but not limited to any images, photographs, animations, video, audio, music, text, and “applets” incorporated into the SOFTWARE), the accompanying printed materials, and any copies of the SOFTWARE are owned by MS or its suppliers (including Microsoft Corporation). The SOFTWARE is licensed, not sold. All title and intellectual property rights in and to the content that is not contained in the SOFTWARE, but may be accessed through use of the SOFTWARE, is the property of the respective content owners and may be protected by applicable copyright or other intellectual property laws and treaties. This EULA grants you no rights to use such content. Use of any on-line services which may be accessed through the SOFTWARE may be governed by the respective terms of use relating to such services. If this SOFTWARE contains documentation that is provided only in electronic form, you may print one copy of such electronic documentation. You may not copy the printed materials accompanying the SOFTWARE. Manufacturer, MS and its suppliers (including Microsoft Corporation) reserve all rights not expressly granted to you in this EULA.

DESCRIPTION OF OTHER RIGHTS AND LIMITATIONS.

•

Speech Recognition. If the SOFTWARE includes speech recognition component(s), you should understand that speech recognition is inherently statistical processes and that errors can occur in the component’s recognition of your speech, and the final conversion into text. Neither [COMPANY] nor its suppliers shall be liable for any damages arising out of errors in the speech recognition process.

CONFIDENTIAL

Amendment # 4 dated December 1, 2006 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated January 1, 2005

Document Tracking Number: 5140570059-2

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Consent to Use of Data. You agree that MS and Microsoft Corporation and their affiliates may collect and use technical information gathered in any manner as part of the product support services provided to you, if any, related to the SOFTWARE. MS, Microsoft Corporation and their affiliates may use this information solely to improve their products or to provide customized services or technologies to you. MS, Microsoft Corporation and their affiliates may disclose this information to others, but not in a form that personally identifies you.

•

Links to Third Party Sites. The SOFTWARE may provide you with the ability to link to third party sites through the use of the SOFTWARE. The third party sites are not under the control of MS, Microsoft Corporation, their affiliates and/or their designated agent. Neither MS nor Microsoft Corporation nor their affiliates nor their designated agents are responsible for (i) the contents of any third party sites, any links contained in third party sites, or any changes or updates to third party sites; or (ii) webcasting or any other form of transmission received from any third party sites. If the SOFTWARE provides links to third party sites, those links are provided to you only as a convenience, and the inclusion of any link does not imply an endorsement of the third party site by MS, Microsoft Corporation, their affiliates and/or their designated agent.

•

Additional SOFTWARE/Services. The SOFTWARE may permit [COMPANY], MS, Microsoft Corporation or their affiliates to provide or make available to you SOFTWARE updates, supplements, add-on components, or Internet-based services components of the SOFTWARE after the date you obtain your initial copy of the SOFTWARE (“Supplemental Components”).

•	If [COMPANY] provides or makes available to you Supplemental Components and no other EULA terms are provided along with the Supplemental Components, then the terms of this EULA shall apply.

•

If MS, Microsoft Corporation or their affiliates make available Supplemental Components, and no other EULA terms are provided, then the terms of this EULA shall apply, except that the MS, Microsoft Corporation or affiliate entity providing the Supplemental Component(s) shall be the licensor of the Supplemental Component(s).

[COMPANY], MS, Microsoft Corporation and their affiliates reserve the right to discontinue any Internet-based services provided to you or made available to you through the use of the SOFTWARE.

•

Separation of Component Parts. The SOFTWARE is licensed as a single product. Its component parts may not be separated for use on more than one Computer and one Device, unless expressly permitted by this EULA.

•

Single EULA. The package for the SOFTWARE may contain multiple versions of this EULA, such as multiple translations and/or multiple media versions (e.g., in the user documentation and in the software). In this case, you are only licensed to use the SOFTWARE for which a Certificate of Authenticity is provided.

•

SOFTWARE Transfer. You may permanently transfer all of your rights under this EULA only as part of a sale or transfer of the DEVICE, provided you retain no copies, you transfer all of the SOFTWARE (including all component parts, the media and printed materials, any upgrades, this EULA and, if applicable, the Certificate(s) of Authenticity), and the recipient agrees to the terms of this EULA. If the SOFTWARE is an upgrade, any transfer must include all prior versions of the SOFTWARE.

•

Termination. Without prejudice to any other rights, Manufacturer or MS may cancel this EULA if you do not abide by the terms and conditions contained herein. In such event, you must destroy all copies of the SOFTWARE and all of its component parts.

•	Trademarks. This EULA does not grant you any rights in connection with any trademarks or service marks of Manufacturer, MS or its suppliers (including Microsoft Corporation and its subsidiaries).

•	No rental, leasing or commercial hosting. You may not rent, lease, lend or provide commercial hosting services to third parties with the SOFTWARE.

UPGRADES AND RECOVERY MEDIA

•

SOFTWARE. If the SOFTWARE is provided by Manufacturer separate from the Device on media such as a ROM chip, CD ROM disk(s) or via web download or other means, and is labeled “For Upgrade Purposes Only”, you may install one copy of such SOFTWARE onto the Device as a replacement copy for the existing SOFTWARE and use it in accordance with this EULA, including any additional EULA terms accompanying the upgrade SOFTWARE.

•

COMPANION CD. If any Companion CD component(s) are provided by [COMPANY] separate from the DEVICE on CD ROM disk(s) or via web download or other means, and labeled “For Upgrade Purposes Only” or, you may (i) install and use one copy of such component(s) on the computer(s) you use to exchange data with the DEVICE as a replacement copy for the existing Companion CD component(s).

PRODUCT SUPPORT. SOFTWARE support for the SOFTWARE is not provided by MS, Microsoft Corporation, or their affiliates or subsidiaries. For product support, please refer to Manufacturer’s support number provided in the documentation for the Device. Should you have any questions concerning this EULA, or if you desire to contact Manufacturer for any other reason, please refer to the address provided in the documentation for the Device.

EXPORT RESTRICTIONS. You acknowledge that the SOFTWARE is subject to U.S. export jurisdiction. You agree to comply with all applicable international and national laws that apply to the SOFTWARE, including the U.S. Export Administration Regulations, as well as end-user, end-use and destination restrictions issued by U.S. and other governments. For additional information, see [***].

NO LIABILITY FOR CERTAIN DAMAGES. EXCEPT AS PROHIBITED BY LAW, MICROSOFT CORPORATION AND THEIR AFFILITATES SHALL HAVE NO LIABILITY FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES ARISING FROM OR IN CONNECTION WITH THE USE OR PERFORMANCE OF THE SOFTWARE. THIS LIMITATION SHALL APPLY EVEN IF ANY REMEDY FAILS OF ITS ESSENTIAL PURPOSE.

CONFIDENTIAL

Amendment # 4 dated December 1, 2006 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated January 1, 2005

Document Tracking Number: 5140570059-2

FOR APPLICABLE LIMITED WARRANTIES AND SPECIAL PROVISIONS PERTAINING TO YOUR PARTICULAR JURISDICTION, PLEASE REFER TO YOUR WARRANTY BOOKLET INCLUDED WITH THIS PACKAGE OR PROVIDED WITH THE SOFTWARE PRINTED MATERIALS.

CONFIDENTIAL

Amendment # 4 dated December 1, 2006 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated January 1, 2005

Document Tracking Number: 5140570059-2